PATENT, COPYRIGHT AND TRADEMARK COLLATERAL SECURITY AGREEMENT


      THIS PATENT, COPYRIGHT AND TRADEMARK COLLATERAL SECURITY AGREEMENT (the "Agreement") is made as of the 27th day of May, 2003 between GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation ("Borrower") and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Lender"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (as this term is defined below).

                           RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of even date herewith, pursuant to which Lender has agreed to extend credit to Borrower in the maximum amount of $7,500,000 (as amended, restated, modified and supplemented from time to time, the "Loan Agreement").

      B. In order to induce Lender to enter into the Loan Agreement and the transactions contemplated thereby, and as a condition thereto, Borrower is required to execute and deliver to Lender this Agreement and pursuant hereto to assign and grant to Lender a security interest in and to all of Borrower's right, title, and interest in the Intellectual Property Collateral (as defined below).

      NOW,  THEREFORE, in consideration of the foregoing and  for
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   As used in this Agreement:

      (a) "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of Borrower's right, title and interest in and to (i) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (ii) all renewals of any of the foregoing; (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (iv) the right to sue for past, present and future infringements of any of the foregoing; and (v) all rights corresponding to any of the foregoing throughout the world.

      (b) "Patents" means and includes, in each case whether now existing or hereafter arising, all of Borrower's right, title and interest in and to (i) any and all patents and patent applications, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (v) rights to sue for past, present and future infringements thereof, and (vi) all rights corresponding to any of the foregoing throughout the world.

      (c) "Trademarks" means and includes in each case whether now existing or hereafter arising, all of Borrower's rights, title and interest in and to (i) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks, (ii) licenses of the foregoing, whether as licensee or licensor, (iii) renewals thereof, (iv) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof, (v) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and (vi) all rights corresponding to any of the foregoing throughout the world.

      (d) "Other Assets", means Borrower's intellectual property and/or proprietary materials other than Copyrights, Patents and Trademarks, including without limitation, formulations, manufacturing procedures, quality control procedures and product specifications relating to any products sold under the Copyrights, Patents, and Trademarks

      (e) "Intellectual Property Collateral" means collectively the Copyrights, Other Assets, Patents, and Trademarks.

      2. As collateral security for the prompt and punctual payment and performance of the Obligations by Borrower and for the prompt performance by Borrower of its obligations and undertakings under this Agreement, Borrower hereby grants to Lender, its successors and assigns, a security interest in all of the Intellectual Property Collateral, whether now owned or hereafter acquired by Borrower, and hereby pledges, mortgages, and hypothecates the Intellectual Property Collateral to Lender.

     3.   Borrower covenants, warrants and represents that:

          (a) Set forth on Schedule A attached hereto is a true and complete list of all of the Intellectual Property Collateral that is subject to current registrations or pending applications for registration in the United States Copyright Office, the United States Patent and Trademark Office, and any other government or public office or agency of the United States of America or other jurisdictions.

          (b) Borrower is the sole and exclusive owner of all of the Intellectual Property Collateral, free and clear of all liens and encumbrances, except for (i) the security interest created by this Agreement and the other Loan Documents, (ii) the security interest of FINOVA Mezzanine Capital, Inc. described in Exhibit A hereto and of FINOVA Capital Coporation pursuant to an agreement dated November 14, 2001, and (iii) the licenses issued by Borrower in and to Intellectual Property Collateral set forth on Schedule 5.8 of the Loan Agreement.

          (c) Except for the security interest of FINOVA Mezzanine Capital, Inc. described in Exhibit A hereto and of FINOVA Capital Coporation pursuant to an agreement dated November 14, 2001, Lender has a first priority security interest in the Intellectual Property Collateral.

          (d) Borrower will take actions to defend Borrower's right, title and interest in and to its Intellectual Property Collateral against the claims of third parties, except where the failure to do so would not have or be reasonably expected to have a Materially Adverse Effect.

          (e) The Intellectual Property Collateral set forth on Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and Borrower has not received any claim by any third party that any of such Intellectual Property Collateral is invalid or unenforceable.

          (f) Execution, delivery and performance of this Agreement by Borrower does not (i) violate, conflict with, result in a breach of, constitute a default under, result in the termination of, or result in the creation of any encumbrances upon any of the Intellectual Property Collateral, under any agreement to which Borrower is a party or by which Borrower is bound, or (ii) violate any laws, rules, regulations or orders applicable to any of the Intellectual Property Collateral.

          (g) Borrower has used, and will continue to use for the duration of this Agreement, reasonably consistent standards of quality in its manufacture of the products sold under or utilizing any of the Intellectual Property Collateral.

          (h) Borrower will not grant to any Person an exclusive license for any territory in the United States of America or Canada for all or any part of the Intellectual
Property Collateral.

          (i) Borrower shall take any and all reasonable actions as are necessary or appropriate to properly maintain, protect, preserve, care for, and enforce any of the Intellectual Property Collateral, including, without limitation, payment when due of such fees, taxes, and other expenses which shall be incurred or which shall accrue with respect to any of the Intellectual Property Collateral.

          (j) If Lender deems it necessary to perfect or continue perfection of Lender's interest in the Intellectual Property Collateral conveyed hereunder, Borrower shall (a) cause this Agreement to be properly recorded with the United States Patent and Trademark Office, the United States Copyright Office, and any other government or public office or agency of the United States of America, as applicable, and (b) for Intellectual Property Collateral registered in the United
States or Canada (and upon Lender's request in such other jurisdictions), will execute and deliver to Lender such documents as Lender may require to perfect its security interest in registered Intellectual Property Collateral.

          (k) All information heretofore or herein supplied in writing to Lender by or on behalf of Borrower with respect to any of the Intellectual Property Collateral is accurate and complete in all material respects.

          (l) With respect to the Master Distribution and License Agreement effective May 22, 2003 between Borrower and Fromageries Bel S.A. ("Bel License Agreement"), Borrower will not (i) increase the Territory (as defined therein) to include any countries in addition to the specific countries described in clause (i), (ii) and (iii) of Section 1.3 thereof or (ii) otherwise materially amend, modify, supplement or otherwise change the terms, conditions or parameters of the agreement except as contemplated in the Bel License Agreement as in effect on May 22, 2003. The foregoing will not prevent or prohibit the Borrower from negotiating, establishing the terms and conditions of, and entering into the manufacturing agreement contemplated by the Bel License Agreement.

      4. Borrower hereby grants to Lender and its employees, representatives and agents the right to visit during regular business hours any of Borrower's plants and facilities that manufacture, inspect or store products that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto, provided that Lender shall not interfere with the daily operations of Borrower. Borrower shall do any and all acts required by Lender to ensure Borrower's compliance with Section 3(g) above.

      5. Borrower agrees that, until all of the Obligations of Borrower under the Loan Documents shall have been satisfied in full, Borrower will not (a) sell, assign, transfer or sublicense the Intellectual Property Collateral or any of its rights or interests therein other than to: (i) Lender, (ii) Fromageries
Bel S.A. pursuant to or as contemplated by the Bel License Agreement or the manufacturing agreement contemplated thereunder, and (iii) parties to whom Borrower has granted licenses in the ordinary course of its business on market terms or with the prior written consent of Lender or (b) enter into any other agreement which is inconsistent with Borrower's obligations hereunder, without the prior written consent of Lender.

      6. If, before the Obligations of the Borrower shall have been satisfied in full, Borrower shall obtain rights to any new Intellectual Property Collateral, the provisions of this Agreement shall automatically apply thereto. Borrower shall give Lender prompt written notice of any new Intellectual Property Collateral which shall become subject to registrations or pending applications for registration in the United States Copyright Office, the United Patent and Trademark Office, and any other government or public office or agency of the United States of America or other jurisdictions and will execute and deliver to Lender such documents as Lender may require to perfect its security interest in any registered Intellectual Property Collateral.

      7. Borrower authorizes Lender to modify this Agreement by amending Schedule A to include any new registrations and/or applications pending for any Intellectual Property Collateral without the necessity of Borrower's approval of or signature to such amendment, and Borrower shall do all such other acts (at its own expense) deemed reasonably necessary or appropriate by Lender to implement or preserve Lender's interests therein. All representations and warranties of Borrower set forth herein shall be deemed to be restated by Borrower as of the date of any such amendment of or supplement to Schedule A with full force and effect as though made on such date.

      8. If any Event of Default shall have occurred and be continuing, Lender shall have, in addition to all other rights and remedies given by this Agreement, those allowed by law and the rights and remedies of a Lender under the Uniform Commercial Code as enacted in any applicable jurisdiction and, without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Borrower, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Providence, Rhode Island, or elsewhere, all or from time to time any part of the Intellectual Property Collateral, or any interest which Borrower may have therein, and after deducting from the proceeds of sale or other disposition of any part of the Intellectual Property Collateral all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds to the payment of the Obligations of Borrower. Any remainder of the proceeds after payment in full of the Obligations of Borrower shall be paid over to Borrower. Written notice of any sale or other disposition of any part of the Intellectual Property Collateral shall be given to Borrower at least ten (10) days before the time of any intended public or private sale or other disposition thereof is to be made, which Borrower hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Lender may, to the extent permissible under applicable law, purchase the whole or any part of any of the Intellectual Property Collateral sold.

      In addition, upon the occurrence of an Event of Default, Lender shall have, and Borrower hereby grants to Lender, effective under this Agreement and the other Loan Documents, a fully-paid-up, right and license to make, use, practice, and sell (or license or otherwise transfer) the Intellectual Property Collateral, for the exclusive purpose of, and to the extent necessary and sufficient for, the full and complete enjoyment and exercise of and realization upon the rights, remedies, and interests of Lender pursuant to this Agreement and the other Loan Documents. Except for the exclusive territorial license of Intellectual Property Collateral granted by Borrower to Fromageries Bel S.A. and such other licenses of Intellectual Property Collateral for exclusive territories not prohibited by this Agreement, the license granted by Borrower to Lender hereunder is worldwide.

      9. Subject to the terms of the Loan Agreement, at such time as Borrower shall completely satisfy all of the Obligations, this Agreement shall terminate and Lender shall execute and deliver to Borrower all deeds, assignments, termination statements under the Uniform Commercial Code, and other instruments as may be necessary or proper to release Lender's security interest in the Intellectual Property Collateral, subject to any disposition thereof which may have been made by Lender pursuant hereto.

      10. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any part of the Intellectual Property Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any part of the Intellectual Property Collateral, shall be borne and paid by Borrower on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

      11. Borrower shall not knowingly abandon or dedicate to the public any of the Intellectual Property Collateral, nor knowingly do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment or dedication to the public of any part of the Intellectual Property Collateral, without the consent of Lender, which consent shall not be unreasonably withheld.

      12. In the event of the occurrence of an Event of Default under the Loan Agreement, Borrower hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of
Lender  as  Lender  may select, in its exclusive  discretion,  as
Borrower's true and lawful attorney-in-fact, with the power to endorse Borrower's name on all applications, documents, papers and instruments necessary for Lender to use any of the Intellectual Property Collateral, or to grant or issue any exclusive or non-exclusive license under any of the Intellectual Property Collateral to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of any of the Intellectual Property Collateral to anyone else. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until this Agreement shall terminate pursuant to the terms herein.

     13. If Borrower fails to comply with any of its obligations hereunder, Lender may perform such obligations in Borrower's name or in Lender's name, but at Borrower's expense, and Borrower hereby agrees to reimburse Lender in full for all expenses, including reasonable attorneys' fees, incurred by Lender in protecting, defending and maintaining any of the Intellectual Property Collateral.

      14. This Agreement is supplemental to the Loan Agreement, and in no event shall this Agreement, or the recordation of this Agreement or any other documents in connection herewith with the United States Patent and Trademark Office, the United States Copyright Office, or any other government or public office or agency of the United States of America, adversely effect or impair, in any way or to any extent, the other Loan Documents, and the security interest of Lender in the Collateral (including the Intellectual Property Collateral) pursuant to the other Loan Documents. Any and all rights and interests of Lender in and to the Intellectual Property Collateral (and any and all obligations of Borrower with respect to the Intellectual Property Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Lender (and the obligations of Borrower) in, to, or with respect to the Collateral (including Intellectual Property Collateral) provided in or arising under or in connection with the other Loan Documents.

      15. No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     16. All of Lender's rights and remedies with respect to any of the Intellectual Property Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

      17. Notices that are required to be delivered hereunder shall be sufficient if in writing and sent to the addresses set forth in the Loan Agreement, in the manner and within the time specified in the Loan Agreement.

      18. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      19. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 7.

      20. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

      21. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Rhode Island, without reference to applicable conflict of law principles.

     22. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The parties hereby acknowledge and agree that facsimile signatures of this Agreement shall have the same force and effect as original signatures.



                [Signatures on Following Page]

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date set forth above.

ATTEST                           BORROWER:

                                 GALAXY NUTRITIONAL FOODS, INC.


/s/ LeAnn Hitchcock              By: /s/ Christopher J. New

Name: LeAnn Hitchcock            Name: Christopher J. New

[CORPORATE SEAL]                 Title: Chief Executive Officer





                                 LENDER:

                                 TEXTRON FINANCIAL CORPORATION


                                 By:
                                 _______________________________
                                 Name:  ________________________
                                 Title:  _______________________




                          SCHEDULE A
               Intellectual Property Collateral

(A)  TRADEMARKS/SERVICEMARKS

     GCC = Galaxy Cheese Company
     GFC = Galaxy Food Company
     GNF = Galaxy Nutritional Foods
     FMC = Finova Mezzanine Capital
                         REGISTRATIONS

TRADEMARK          COUNTRY    REGISTRATION REGISTRATION  CLAS
Owner                         DATE         NUMBER        S
Security Interest
Formagg            United     04/03/84     1272946       29
O = GCC            States
SI = FMC

Formagg            Canada     03/01/85     TMA300386     29
O = GFC

Formagg            France     06/07/1984   1275120       29
O = GCC

Formagg            Japan      08/31/94     2691896       31
O = GCC

Formagg            United     02/25/87     B1217447      29
O = GCC            Kingdom

Galaxy Nutritional United     06/11/02     2577980       29
Foods              States
O = GNF
SI = FMC

Galaxy Nutritional United     04/29/02     2560390       40
Foods              States
O = GNF
SI = FMC

G and Design       United     02/01/00     2314619       40
O = GFC            States
SI = FMC

Labella's and      United     10/09/84     1299683       29
Design             States
O = GCC
SI = FMC
Lite Bakery        United     10/07/97     2102820       30
O = GFC            States
SI = FMC
                          SCHEDULE A
               INTELLECTUAL PROPERTY COLLATERAL
                           (cont'd)

The Lite Bakery    United     10/21/97     2106432       30
and Design         States
O = GFC
SI = FMC

Lite & Less and    United     04/18/00     2343029       29
Design             States
O = GFC
SI = FMC

Pizza and Dessert  United     09/18/98     2189242       35
that Doesn't Hurt  States
O = GFC
SI = FMC

Soyco              Australi   11/12/01     894748        29
                   a
Soyco              United     01/12/93     1745941       29
O = GFC            States
SI = FMC

Soyco and Design   United     08/17/93     1788315       29
O = GFC            States
SI = FMC

Soymage            United     01/05/96     1744693       29
O = GFC            States
SI = FMC

Soy Singles        United     06/24/97     2074712       29
O = GFC            States
SI = FMC

Veggie Nature's    Australi   11/12/01     894749        29
Alternative to     a
Milk
O = GNF

Veggie Nature's    United     12/17/02     2662329       29
Alternative to     States
Milk & Design
O = GNF

Veggy Singles      United     06/03/97     2068151       29
O = GFC            States
SI = FMC

Veggie Slices      Australi   11/12/01     894750        29
O = GNF            a
                          SCHEDULE A
               INTELLECTUAL PROPERTY COLLATERAL
                           (cont'd)

Veggie Slices      United     10/29/02     2641674       29
O = GFC            States

Veggie Slices &    Japan      02/21/03     4646851       29
Design
O = GNF
Veggie Slices      Japan      02/21/03     4644850       29
Nature's
Alternative to
Cheese & Design
O = GNF

Wholesome Valley   United     02/01/00     2314726       29
O = GFC            States
SI = FMC


                         APPLICATIONS

TRADEMARK          COUNTRY   APPLICATION   APPLICATION  CLASS
                             DATE          NUMBER

Galaxy Nutritional Australi  11/12/01      894747       29
Foods              a
O = GNF

Galaxy Nutritional United    02/01/01      76/204595    35
Foods              States
O = GNF
SI = FMC

Galaxy Nutritional United    02/19/03      76/491198    29
Foods              States
O = GNF

Galaxy Nutritional United    02/19/03      76/491197    29
Foods              States
O = GNF

Galaxy Nutritional United    02/18/03      76/491199    29
Foods and Design   States
O = GNF

Galaxy Nutritional United    02/19/03      76/491272    40
Foods              States
O = GNF



                          SCHEDULE A
               INTELLECTUAL PROPERTY COLLATERAL
                           (cont'd)

Galaxy Nutritional United    02/07/02      76/367873    29
Foods Veggie       States
O = GNF

G (Stylized        United    02/19/02      76/491273    40
Design)            States
O = GNF


G (Stylized        United    02/19/03      76/491274    29
Design)            States
O = GNF

Ultra Smoothie     United    08/29/02      76/445746    32
O = GNF            States

Ultra Smoothie     United    04/01/03      76/506079    29
O = GNF            States

Ultra Smoothie     United    04/01/03      76/502629    29
O = GNF            States

Ultra Smoothie and United    09/04/02      76/446486    32
Design             States
O = GNF

Veggie Slices      Japan     08/23/01      76635/2001   29
O = GNF

Veggie Slices      Japan     08/23/01      76633/2001   29
Nature's
Alternative to
Cheese
O = GNF

Wild Strings       United    09/16/02      76/450007    29
O = GNF            States



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